Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT

This SIXTH AMENDMENT (this “Amendment”) dated as of June 22, 2017 is by and among HANGER, INC., a Delaware corporation (“Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Agent (in such capacity, the “Agent”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement dated as of June 17, 2013, as amended by the First Amendment and Waiver dated as of June 19, 2015, the Second Amendment and Waiver dated as of September 11, 2015, the Third Amendment and Waiver dated as of November 13, 2015, the Fourth Amendment and Waiver dated as of February 10, 2016 and the Fifth Amendment and Waiver dated as of July 15, 2016 (as further amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Agent and Lenders (a) extend the date by which it must deliver to the Agent the Required Financial Information (as defined in the Fifth Amendment and Waiver) from August 15, 2017 to February 15, 2018 and (b) amend the Credit Agreement as set forth herein.

WHEREAS, the Agent and the Lenders have agreed to the requested extension and amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms defined in the Credit Agreement and used herein without other definition shall have the meanings ascribed to such terms in the Credit Agreement.

2.                                      Estoppel, Acknowledgement and Reaffirmation.  Each of the Loan Parties acknowledges and confirms that as of June 15, 2017: (a) the aggregate outstanding principal amount of the Term A Loans is $174,375,000.00 and (b) the Total Revolving Usage is $24,050,000.00, each of which amounts constitutes a valid and subsisting obligation of the Loan Parties to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind (it being understood that the undrawn portion of the Stated Amount of outstanding Letters of Credit included in the Total Revolving Usage, if any, constitutes a contingent obligation for so long as the Loan Parties are not required to cash collateralize such obligation in accordance with the Credit Agreement).  Each of the Loan Parties hereby acknowledges its obligations under the respective Loan Documents to which it is a party, reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting and agrees that this Amendment shall in no manner impair or otherwise adversely affect such obligations or Liens, except as explicitly set forth herein.

3.                                      Required Financial Information Deliverable Extension.  Notwithstanding anything to the contrary in the Fifth Amendment and Waiver, the Borrower shall deliver the Required Financial Information (as defined in the Fifth Amendment and Waiver) to the Agent for distribution to the Lenders promptly as soon as such information is filed with the SEC, but in no event later than February 15, 2018.  For the avoidance of doubt, the paragraph addressing delivery of financial statements and related materials immediately following Section 7.02(e) of the Credit Agreement shall apply to the foregoing delivery requirement.

4.                                      Amendments to Credit Agreement.  The Credit Agreement is amended as follows:

(a)                                 The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Sixth Amendment” means the Sixth Amendment to this Agreement dated as of June 22, 2017.

“Sixth Amendment Effective Date” means June 22, 2017.

(b)                                 Clause (e) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business and loss on early retirement of debt); provided that (i) the aggregate amount of professional fees and expenses (excluding the aggregate amount of professional fees and expenses reimbursed by the Loan Parties in accordance with the Second Amendment and Waiver, which are not subject to the limitation set forth in this proviso) that may be added back pursuant to this clause (e) for any period of four consecutive fiscal quarters shall not exceed, for the period of four consecutive fiscal quarters ending on or prior to (1) March 31, 2016, $30,000,000; (2) June 30, 2016, $36,000,000; (3) September 30, 2016, $35,000,000; (4) December 31, 2016, $31,000,000; (5) March 31, 2017, $25,000,000; (6) June 30, 2017, $37,000,000; (7) September 30, 2017, $35,000,000; (8) December 31, 2017, $31,000,000; and (9) March 31, 2018, $25,000,000, and (ii) this clause (e) may not be used to add back the write-down of current assets; provided further that, with respect to the applicable four consecutive fiscal quarter period, the amounts set forth in (6), (7), (8), and (9) above shall be reduced by an amount, if any, equal to the amount by which the Prior Period Adjustment Amount (as defined in Section 7.02(f)) exceeds $815,000.

(c)                                  Section 7.02 of the Credit Agreement is hereby amended (i) by deleting the word “and” at the end of clause (d) of such section, (ii) replacing the period at the end of clause (e) of such section with “; and” and (iii) adding the following new clause (f) to such section:

(f)                                   concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a certificate executed by a Responsible Officer stating the amount of professional fees and expenses incurred by the Loan Parties from and after March 31, 2017 that are to be allocated to any fiscal quarter ended on or prior to March 31, 2017 as adjustments in accordance with GAAP of such professional fee and expense amounts previously included within the underlying financial statements provided to the Lenders with the Borrower’s Compliance Certificate, relating to the period ended March 31, 2017, dated as of May 12, 2017 (such amount, the “Prior Period Adjustment Amount”).

(d)                                 Section 8.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.09                        Consolidated Leverage Ratio.

The Borrower shall not permit the Consolidated Leverage Ratio to exceed (a) 5.00:1.00 as of the end of the fiscal quarter of the Borrower ending on June 30, 2016; (b) 5.75:1.00 as of the end of the fiscal quarter of the Borrower ending on September 30, 2016; and (c) 5.00:1.00 as of the end of any fiscal quarter of the Borrower ending thereafter.

(e)                                  Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.10                        Consolidated Interest Coverage Ratio.

The Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than (a) 3.50:1.00 as of the end of the fiscal quarter of the Borrower ending on June 30, 2016; (b) 2.25:1.00 as of the end of any fiscal quarter of the Borrower ending on September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017; and (c) 2.00:1.00 as of the end of any fiscal quarter of the Borrower ending thereafter.

(f)                                   Section 9.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)                                  Specific Defaults.  The Borrower fails to perform or observe any term, covenant or agreement contained in Section 7.03(a), 7.04 (with respect to the Borrower), 7.11, Article VIII, the First Amendment and Waiver (giving effect to the subsequent amendments and waivers), the Second Amendment and Waiver (giving effect to the subsequent amendments and waivers), the Third Amendment and Waiver (giving effect to the subsequent amendments and waivers), the Fourth Amendment and Waiver (giving effect to the subsequent amendments and waivers), the Fifth Amendment and Waiver or the Sixth Amendment; provided, a Default under Section 8.17 shall not become an Event of Default unless such Default remains unremedied for three (3) Business Days after the occurrence of such Default; or

5.                                      Amendment Fee.  In consideration of the Lenders’ agreements set forth herein, the Borrower agrees to pay to the Agent, for the account of each Consenting Lender (defined below), an amendment fee (the “Sixth Amendment Fee”) in an amount equal to fifty (50) basis points (0.50%) of the outstanding principal amount of the Term A Loan held by such Consenting Lender plus the amount of such Lender’s Revolving Commitments.  The Sixth Amendment Fee shall be fully-earned, payable and non-refundable as of the Sixth Amendment Effective Date (defined below).  As used herein, “Consenting Lender” means a Lender that executes and delivers to the Agent a signature page to this Amendment on or prior to 4:00 p.m. Central Time on June 22, 2017 (or, as to any Lender, such later time or date as may be agreed by the Agent and the Borrower) and that does not revoke or otherwise withdraw such signature page prior to the effectiveness of this Amendment on the Sixth Amendment Effective Date.

6.                                      Effectiveness; Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Sixth Amendment Effective Date”) when, and only when, each of the following conditions shall have been satisfied or waived (or, in the case of clause (d) below, will be substantially contemporaneously satisfied on such date), in the sole discretion of the Agent and the Required Lenders:

(a)                                 The Agent shall have received counterparts of this Amendment duly executed by each of the Loan Parties and each of the Required Lenders;

(b)                                 The Agent shall have received the Sixth Amendment Fee;

(c)                                  The Loan Parties shall have paid all reasonable fees, costs and expenses of the Agent (including, without limitation, fees, costs and expenses of counsel and of the Agent Financial Advisor) incurred in connection with this Amendment, to the extent invoiced to the Borrower at least one Business Day prior to the Sixth Amendment Effective Date; and

(d)                                 The Agent shall have received such other documents, instruments and certificates as the Agent or any Lender may reasonably request.

7.                                      Incorporation of Amendment.  Except as specifically modified herein, the terms of the Loan Documents shall remain in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under the Loan Documents, or constitute a waiver or amendment of any provision of the Loan Documents, except as expressly set forth herein.  This Amendment shall constitute a Loan Document.

8.                                      Representations and Warranties.  The Loan Parties hereby represent and warrant to the Agent and the Lenders as follows as of the Sixth Amendment Effective Date:

(a)                                 Each Loan Party has the corporate or other legal entity power and authority to execute, deliver and perform its obligations under this Amendment.

(b)                                 The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other legal entity action.

(c)                                  This Amendment has been duly executed and delivered by such Loan Party.

(d)                                 This Amendment constitutes a legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equity principles relating to enforceability.

(e)                                  The execution, delivery and performance by each Loan Party of this Amendment does not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (iii) violate any Requirement of Law.

(f)                                   No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any court Governmental Authority or any other Person (except those that have been obtained and remain in effect and disclosure filings that are required to be made with the SEC) is necessary or required to be made or obtained by any Loan Party in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment.

(g)                                  After giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (ii) no Default has occurred and is continuing.

(h)                                 The Liens held by the Agent in the Collateral continue to be valid, binding and enforceable perfected Liens in accordance with the Collateral Documents that secure the Obligations subject only to the Permitted Liens.

If any representation and warranty set forth in this Section 8 is incorrect on and as of the date hereof then such incorrect representation and warranty shall constitute a new and immediate Event of Default without regard to any otherwise applicable notice, cure or grace period.

9.                                      Release.  In consideration of the Agent’s and the Required Lenders’ willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges the Agent, the Lenders and each of the Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Loan Parties may have or claim to have against any member of the Lender Group.

10.                               No Third Party Beneficiaries.  This Amendment and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns.  No other Person shall have or be entitled to assert rights or benefits under this Amendment.

11.                               Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.  This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

12.                               Counterparts; Electronic Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as an original.

13.                               No Actions, Claim.  As of the date hereof, each Loan Party hereby acknowledges and confirms that it has no actual knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any of the Lender Group arising from any action by such Persons or failure of such Persons to act under the Loan Documents on or prior to the date hereof.

14.                               Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York.

15.                               Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.15 and 11.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

16.                               Further Assurances.  Each of the Loan Parties agrees to execute and deliver, or to cause to be executed and delivered, all such instruments that are consistent with the terms of this Amendment as may reasonably be requested by the Agent to effectuate the intent and purposes, and to carry out the terms, of this Amendment.

17.                               Miscellaneous.

(a)                                 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(b)                                 Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c)                                  Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in the Loan Documents, the provision contained in this Amendment shall govern and control.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	HANGER, INC., a Delaware corporation

	By:	/s/ Paul A. Severt
	Name:	Paul A. Severt
	Title:	Vice President, Treasurer and Assistant Secretary

GUARANTORS:	ACCELERATED CARE PLUS CORP., a Delaware corporation
ACCELERATED CARE PLUS LEASING, INC., a Delaware corporation
ADVANCED PROSTHETICS OF AMERICA, INC., a Florida corporation
CREATIVE ORTHOTICS & PROSTHETICS, INC., a New York corporation
DIBELLO’S DYNAMIC ORTHOTICS AND PROSTHETICS, INC.,
a Texas corporation
DOSTEON WA HOLDING, INC., a Washington corporation
FAITH PROSTHETIC-ORTHOTIC SERVICES, INC.,
a North Carolina corporation
GENESIS MEDICAL GROUP, LLC, an Oregon limited liability company
HANGER PROSTHETICS & ORTHOTICS, INC., a Delaware corporation
HANGER PROSTHETICS & ORTHOTICS EAST, INC.,
a Delaware corporation
HANGER PROSTHETICS & ORTHOTICS WEST, INC.,
a California corporation
INNOVATIVE NEUROTRONICS, INC., a Delaware corporation
LINKIA, LLC, a Maryland limited liability company
MK PROSTHETIC & ORHTOTIC SERVICES, INC., a Texas corporation
NASCOTT, INC., a Delaware corporation
ORTHO-MEDICAL PRODUCTS, INC., a New York corporation
ORTHOTIC & PROSTHETIC TECHNOLOGIES, INC., a Texas corporation
SCOPE ORTHOTICS & PROSTHETICS, INC., a California corporation
SOUTHERN PROSTHETIC SUPPLY, INC., a Georgia corporation
THE BRACE SHOP PROSTHETIC ORTHOTIC CENTERS, INC.,
an Ohio corporation

	By:	/s/ Paul A. Severt
	Name:	Paul A. Severt
	Title:	Treasurer and Assistant Secretary of each of the foregoing Guarantors

Signature Page

Hanger Sixth Amendment

AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

Signature Page

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LENDERS:	ASSOCIATED BANK, NATIONAL ASSOCIATION

	By:	/s/ C. James Munhofen
Name: C. James Munhofen
Title: Senior Vice President

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LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Heath Lipson
	Name:	Heath Lipson
	Title:	SVP

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LENDERS:	BOKF, NA dba Bank of Texas

	By:	/s/ Brynna Sehelbar
	Name:	Brynna Sehelbar
	Title:	Vice President

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LENDERS:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Mary McElwain
	Name:	Mary McElwain
	Title:	Senior Vice President

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LENDERS:	COMPASS BANK

	By:	/s/ Jon McCurdy
	Name:	Jon McCurdy
	Title:	SVP

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LENDERS:	FIFTH THIRD BANK

	By:	/s/ Jennifer Camp
	Name:	Jennifer Camp
	Title:	V.P.

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LENDERS:	PROSPERITY BANK

	By:	/s/ Chris Giacomazzi
	Name:	Chris Giacomazzi
	Title:	Vice President

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LENDERS:	REGIONS BANK

	By:	/s/ Mike Zingraf
	Name:	Mike Zingraf
	Title:	SVP

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LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ H. Christopher DeCotiis
	Name:	H. Christopher DeCotiis
	Title:	Attorney-in-Fact

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LENDERS:	SUMITOMO MITSUI BANKING CORPORATION

	By:	/s/ Toshitake Funaki
	Name:	Toshitake Funaki
	Title:	General Manager

Signature Page

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LENDERS:	SUNTRUST BANK

	By:	/s/ Jared Cohen
	Name:	Jared Cohen
	Title:	Vice President

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LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Kirk Tesch
	Name:	Kirk Tesch
	Title:	Managing Director

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